SECURITIES AND EXCHANGE COMMISSION
                       WASHINGTON, DC 20549

                             FORM 8-K

                           CURRENT REPORT


               Pursuant to Section 13 or 15(d) of the
                   Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) September 17, 1996
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                  RUDY'S RESTAURANT GROUP, INC.
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        (Exact Name of registrant as specified in charter)


                              Nevada
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           (State of other jurisdiction of incorporation)


           0-14650                       88-0210808
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 (Commission File Number)       (IRS Employer Identification No.)


11900 Biscayne Blvd., Suite 806, Miami, FL             33181
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(Address of principal executive office              (Zip code)


Registrant's telephone number including area code (305) 895-7200
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Item 2:     Acquisition of Assets

Rudy's Restaurant Group, through its wholly owned subsidiary The
Samurai, Inc., purchased land and leasehold improvements located at The Samurai's existing restaurant in Minneapolis, Minnesota on September 17, 1996 for $1,150,000 plus related costs of acquisition.

The Company has operated the Minneapolis restaurant since 1980 under an operating lease which included a right of first refusal to acquire the property in the event the landlord desired to sell the property. The Company exercised its right of first refusal and the acquisition was made pursuant to the terms and conditions that the landlord had received from an unrelated third party.

The acquisition was made in cash from accumulated operating capital.

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                              SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                       RUDY'S RESTAURANT GROUP, INC.


                       S/ Marie G. Peterson
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                       Marie G. Peterson
                       Vice President, Chief Operating Officer
                       and Principal Financial Officer






Date: November 8, 1996
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